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                                                                    EXHIBIT (24)

                            FIRST UNION CORPORATION

                               POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS that the undersigned directors and officers of FIRST UNION CORPORATION (the "Corporation") hereby constitute and appoint Marion A. Cowell, Jr. and Kent S. Hathaway, and each of them severally, the true and lawful agents and attorneys-in-fact of the undersigned with full power and authority in said agents and the attorneys-in-fact, and in any one of them, to sign for the undersigned and in their respective names as directors and officers of the Corporation, the Corporation's Annual Report on Form 10-K for the year ended December 31, 1996, to be filed with the Securities and Exchange Commission, and to sign any and all amendments to such Annual Report.

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
                      SIGNATURE                                           CAPACITY                            DATE

                      EDWARD E. CRUTCHFIELD             Chairman and Chief Executive Officer and            March 4, 1997
                  EDWARD E. CRUTCHFIELD                   Director


                           ROBERT T. ATWOOD             Executive Vice President and Chief Financial        March 3, 1997
                     ROBERT T. ATWOOD                     Officer


                            JAMES H. HATCH              Senior Vice President and Controller                March 5, 1997
                      JAMES H. HATCH                      (Principal Accounting Officer)


                            EDWARD E. BARR              Director                                            March 5, 1997
                    EDWARD E. BARR

                          G. ALEX BERNHARDT             Director                                        February 28, 1997
                  G. ALEX BERNHARDT

                          W. WALDO BRADLEY              Director                                            March 3, 1997
                   W. WALDO BRADLEY

                            ROBERT J. BROWN             Director                                            March 3, 1997
                   ROBERT J. BROWN

                            ROBERT D. DAVIS             Director                                            March 4, 1997
                   ROBERT D. DAVIS

                                                        Director
                  R. STUART DICKSON

                               B. F. DOLAN              Director                                            March 5, 1997
                     B. F. DOLAN

                           RODDEY DOWD, SR.             Director                                        February 27, 1997
                   RODDEY DOWD, SR.

                           JOHN R. GEORGIUS             Director                                            March 3, 1997
                   JOHN R. GEORGIUS

                  ARTHUR M. GOLDBERG                    Director                                            March 4, 1997
                  ARTHUR M. GOLDBERG


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                      SIGNATURE                         CAPACITY                                              DATE

                     WILLIAM H. GOODWIN, JR.            Director                                        February 27, 1997
               WILLIAM H. GOODWIN, JR.

                          BRENTON S. HALSEY             Director                                            March 3, 1997
                  BRENTON S. HALSEY

                         HOWARD H. HAWORTH              Director                                            March 1, 1997
                  HOWARD H. HAWORTH

                            FRANK M. HENRY              Director                                            March 4, 1997
                    FRANK M. HENRY

                         LEONARD G. HERRING             Director                                            March 3, 1997
                  LEONARD G. HERRING

                     JUAN RODRIGUEZ INCIARTE            Director                                        February 28, 1997
               JUAN RODRIGUEZ INCIARTE

                           JACK A. LAUGHERY             Director                                            March 7, 1997
                   JACK A. LAUGHERY

                               MAX LENNON               Director                                            March 3, 1997
                      MAX LENNON

                                                        Director
                  RADFORD D. LOVETT

                           JOSEPH NEUBAUER              Director                                            March 7, 1997
                   JOSEPH NEUBAUER

                         HENRY D. PERRY, JR.            Director                                            March 3, 1997
                 HENRY D. PERRY, JR.

                 RANDOLPH N. REYNOLDS                   Director                                            March 4, 1997
                 RANDOLPH N. REYNOLDS

                              RUTH G. SHAW              Director                                            March 3, 1997
                     RUTH G. SHAW

                     CHARLES M. SHELTON, SR.            Director                                        February 28, 1997
               CHARLES M. SHELTON, SR.

                             LANTY L. SMITH             Director                                        February 28, 1997
                    LANTY L. SMITH

                                                        Director
                ANTHONY P. TERRACCIANO

                                                        Director
                   DEWEY L. TROGDON

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                      SIGNATURE                         CAPACITY                                              DATE

                             JOHN D. UIBLE              Director                                            March 4, 1997
                    JOHN D. UIBLE

                              B. J. WALKER              Director                                            March 5, 1997
                     B. J. WALKER

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